                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                         APRIL 10, 2000 (MARCH 24, 2000)



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)



    DELAWARE                        0-21054                       76-0511324
 (State or other            (Commission File Number)             (IRS Employer
  jurisdiction                                                   Identification
of incorporation)                                                   Number)




                             1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)


                                 (713) 369-1700
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 24, 2000, Synagro Technologies, Inc., a Delaware corporation ("Synagro"), acquired the biosolids operations of Whiteford Construction Co., Inc., a Maryland corporation ("Whiteford"), pursuant to an Asset Purchase Agreement by and among Synagro and Whiteford, dated October 26, 1999, as amended by Amendment No. 1 to the Asset Purchase Agreement, dated March 24, 2000 (as amended, the "Asset Purchase Agreement"). Whiteford is a combination of a regional land application company and special projects operation. Whiteford operates in Pennsylvania and Maryland and offers a variety of services to customers including pumping, dredging, digester and lagoon cleaning, dewatering and land application of biosolids. Pursuant to the Asset Purchase Agreement, Synagro paid to Whiteford an aggregate purchase price of $1,500,000 in cash. In addition, Whiteford may be paid additional consideration under the Asset Purchase Agreement as part of the purchase price if certain conditions provided therein are satisfied. The purchase price was determined based upon an evaluation of the business of Whiteford and the results of negotiations between the parties. The acquisition will be recorded using the purchase method of accounting.

         On March 27, 2000, Synagro acquired all the outstanding capital stock of Rehbein, Inc., a Minnesota corporation ("Rehbein"), pursuant to a Stock Purchase Agreement by and among Synagro, Gerald L. Rehbein and Gordon W. Rehbein (collectively, the "Shareholders"), dated October 26, 1999, as amended by the Letter Agreement dated December 23, 1999, and Amendment No. 2 to the Stock Purchase Agreement, dated March 27, 2000 (as amended, the "Stock Purchase Agreement"). Rehbein is a regional land application company primarily servicing sixteen medium to large municipalities and industrial customers in Minnesota, Michigan and Wisconsin. Rehbein primarily performs biosolids land application, reuse of lime treatment residuals, and the blending of ash byproducts with biosolids for beneficial reuse. Pursuant to the Stock Purchase Agreement, Synagro paid to the Shareholders an aggregate purchase price of $8,400,000 in cash. The purchase price is subject to a working capital adjustment based on the closing date balance sheet delivered ninety (90) days after the closing date. In addition, pursuant to the terms of the Earnout Agreement, dated March 27, 2000, by and among Synagro and the Shareholders, the Shareholders may be paid additional earnout consideration as part of the purchase price if certain financial thresholds provided therein are satisfied. The purchase price was determined based upon an evaluation of the business of Rehbein and the results of negotiations between the parties. The acquisition will be recorded using the purchase method of accounting.

         In order to fund the acquisitions of Whiteford and Rehbein, and to pay the related transaction expenses, Synagro (i) sold 1,458 shares of Series C Convertible Preferred Stock, par value $.002 per share ("Series C Preferred Stock"), to GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR Fund"), for an aggregate purchase price of $1,458,000 pursuant to a Purchase Agreement between Synagro and the GTCR Fund dated as of January 27, 2000, (ii) borrowed $1,458,000 of subordinated indebtedness from GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR Partners"), pursuant to a Subordinated Loan Agreement between Synagro and GTCR Partners dated as of January 27, 2000 (the "Loan Agreement"), and (iii) borrowed funds under the Amended and Restated Senior Credit Agreement by and among Synagro, Bank of America, N.A. and certain other lenders dated as of January 27, 2000. In



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connection with the Loan Agreement, Synagro also issued to GTCR Partners warrants ("Warrants") to purchase 212.143 shares of Series C Preferred Stock. The Warrants were immediately exercised by GTCR Partners at a price of $.01 per share.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the attached Agreements filed as exhibits hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The financial statements of Rehbein were previously reported in the Company's definitive information statement filed on March 9, 2000. The financial statements of Whiteford are not required to be filed.

         (b)      Pro Forma Financial Information

                  As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required pro forma financial information for Rehbein. Synagro intends to file the required pro forma financial information at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed. The pro forma financial information for Whiteford is not required to be filed.

         (c)      Exhibits

                  2.1 Asset Purchase Agreement, dated October 26, 1999, by and between Synagro Technologies, Inc. and Whiteford Construction Co., Inc.

                  2.2 Amendment No. 1 to the Asset Purchase Agreement, dated March 24, 2000, by and between Synagro Technologies, Inc. and Whiteford Construction Co., Inc.

                  2.3 Stock Purchase Agreement, dated October 26, 1999, by and among Synagro Technologies, Inc., Gerald L. Rehbein and Gordon W. Rehbein.

                  2.4 Letter Agreement, dated December 23, 1999, by and among Synagro Technologies, Inc., Gerald L. Rehbein and Gordon W. Rehbein.

                  2.5 Amendment No. 2 to the Stock Purchase Agreement, dated March 27, 2000, by and among Synagro Technologies, Inc., Gerald L. Rehbein and Gordon W. Rehbein.

                  2.6 Earnout Agreement, dated March 27, 2000, by and among Synagro Technologies, Inc., Gerald L. Rehbein and Gordon W. Rehbein.

                  99 Press Release dated April 3, 2000, relating to the acquisition of Rehbein and Whiteford.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYNAGRO TECHNOLOGIES, INC.



Dated: April 10, 2000                  By: /s/ Mark A. Rome
                                          --------------------------------------
                                          Mark A. Rome, Executive Vice President



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                                 EXHIBIT INDEX

EXHIBIT
NO.               DESCRIPTION
-------           -----------
2.1               Asset Purchase Agreement, dated October 26, 1999, by and
                  between Synagro Technologies, Inc. and Whiteford Construction
                  Co., Inc.

2.2               Amendment No. 1 to the Asset Purchase Agreement, dated March
                  24, 2000, by and between Synagro Technologies, Inc. and
                  Whiteford Construction Co., Inc.

2.3               Stock Purchase Agreement, dated October 26, 1999, by and among
                  Synagro Technologies, Inc., Gerald L. Rehbein and Gordon W.
                  Rehbein.

2.4               Letter Agreement, dated December 23, 1999, by and among
                  Synagro Technologies, Inc., Gerald L. Rehbein and Gordon W.
                  Rehbein.

2.5               Amendment No. 2 to the Stock Purchase Agreement, dated March
                  27, 2000, by and among Synagro Technologies, Inc., Gerald L.
                  Rehbein and Gordon W. Rehbein.

2.6               Earnout Agreement, dated March 27, 2000, by and among Synagro
                  Technologies, Inc., Gerald L. Rehbein and Gordon W. Rehbein.

99 Press Release dated April 3, 2000, relating to the acquisition of Rehbein and Whiteford.
